Exhibit 99.1

FOR RELEASE ON: November 17, 2022

CONTACT:	Robert Barry, VP - Investor Relations
608-361-7530
robert.barry@regalrexnord.com

Regal Rexnord Announces Successful First Phase Of Financing For Proposed Acquisition Of Altra

BELOIT, WI - Regal Rexnord Corporation (NYSE: RRX) today announced that it has completed the first phase of financing for its proposed acquisition of Altra Industrial Motion Corp. (“Altra”), by successfully amending its credit agreement, and upsizing its revolver and an existing Term Loan, by $1.1 billion.

In response to the news, CEO, Louis Pinkham commented, “We’re encouraged by the successful first phase of financing for the acquisition of Altra. Oversubscribed commitments from new and existing banking relationships enabled us to upsize our incremental term loan and increase the size of our revolving credit facility to enhance our ample liquidity position. The strong reception from the bank market is a testament to the quality of the credit profile created by our acquisition of Altra, which has received investment grade credit ratings from two of the three major credit rating agencies. In addition to raising $1.1 billion in credit commitments, we received strong support for the amendment to our Existing Credit Agreement, which gives us significant flexibility to integrate Altra and de-lever quickly.”

The Company entered into an amendment (the “Amendment”) to its existing Second Amended and Restated Credit Agreement, dated as of March 28, 2022 (the “Existing Credit Agreement”). Pursuant to the Amendment, the Company will upsize its existing Senior Unsecured Revolving Credit Facility by $500 million (the “Upsized RC”), and received incremental Term Loan A commitments of $600 million (the “Incremental TLA-1”). Subject to customary closing conditions, the Upsized RC and the Incremental TLA-1 will be available in connection with and subject to the proposed acquisition of Altra (the “Acquisition”).

Pursuant to the Amendment, including the commitments under the Incremental TLA-1, outstanding commitments under the Company’s backstop facility have been reduced to zero and outstanding commitments under the Company’s bridge facility have been reduced to $4.9 billion.

Amendments to Existing Credit Agreement

The Company entered into the Amendment, which, among other things, (i) amends, subject to the consummation of the Acquisition, the funded debt to EBITDA ratio covenant to 4.875 to 1.00 with step-downs to 3.75 to 1.00, (ii) amends, subject to the consummation of the Acquisition, the interest coverage ratio to a minimum of 2.75 to 1.00 with a step-up to 3.00 to 1.00 occurring 18 months following the close of the Acquisition, (iii) permits the incurrence of $4.9 billion of debt in order to finance the Acquisition, and (iv) amends the most favored lender provision under the Existing Credit Agreement to require the obligations outstanding under the Existing Credit Agreement to be secured to the extent the debt incurred to finance the Acquisition is secured.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor does it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

About Regal Rexnord

Regal Rexnord Corporation is a global leader in the engineering and manufacturing of industrial powertrain solutions, power transmission components, electric motors and electronic controls, air moving products and specialty electrical components and systems, serving customers around the world. Through longstanding technology leadership and an intentional focus on producing more energy-efficient products and systems, Regal Rexnord helps create a better tomorrow – for its customers and for the planet.

Regal Rexnord is comprised of four segments: Motion Control Solutions, Climate Solutions, Commercial Systems and Industrial Systems. Regal Rexnord is headquartered in Beloit, Wisconsin and has manufacturing, sales and service facilities worldwide. For more information, visit RegalRexnord.com.

Forward Looking Statements

This release contains forward-looking statements, within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, which reflect Regal Rexnord’s current estimates, expectations and projections about Regal Rexnord’s future results, performance, prospects and opportunities. Such forward-looking statements may include, among other things, statements about the proposed acquisition of Altra Industrial Motion Corp. (the “Proposed Acquisition”), the benefits and synergies of the Proposed Acquisition, future opportunities for Regal Rexnord and the combined company, and any other statements regarding Regal Rexnord’s, Altra’s and the combined company’s future operations, anticipated economic activity, business levels, credit ratings, future earnings, planned activities, anticipated growth, market opportunities, strategies, competition and other expectations and estimates for future periods. Forward-looking statements include statements that are not historical facts and can be identified by forward-looking words such as “anticipate,” “believe,” “confident,” “estimate,” “expect,” “intend,” “plan,” “target,” “may,” “will,” “project,” “forecast,” “would,” “could,” “should,” and similar expressions. These forward-looking statements are based upon information currently available to Regal Rexnord and are subject to a number of risks, uncertainties, and other factors that could cause actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Important factors that could cause Regal Rexnord’s, Altra’s or the combined company’s actual results to differ materially from the results referred to in the forward-looking statements Regal Rexnord makes in this release include: the possibility that the conditions to the consummation of the Proposed Acquisition will not be satisfied on the terms or timeline expected, or at all; failure to obtain, or delays in obtaining, or adverse conditions related to obtaining shareholder or regulatory approvals sought in connection with the Proposed Acquisition; failure to achieve the proposed debt financing necessary for the Proposed Acquisition on the desired terms, or at all; Regal Rexnord’s substantial indebtedness as a result of the Proposed Acquisition and the effects of such indebtedness on the combined company’s financial flexibility after the Proposed Acquisition; factors that may cause the rating agencies to change ratings ascribed to Regal Rexnord and its securities, including changes to their views of Regal Rexnord or changes to their policies; Regal Rexnord’s ability to achieve its objectives on reducing its indebtedness on the desired timeline; dependence on key suppliers and the potential effects of supply disruptions; fluctuations in commodity prices and raw material costs; any unforeseen changes to or the effects on liabilities, future capital expenditures, revenue, expenses, synergies, indebtedness, financial condition, losses and future prospects; the possibility that Regal Rexnord may be unable to achieve expected benefits, synergies and operating efficiencies in connection with the Proposed Acquisition, the merger with Rexnord Process & Motion Control business (the “Rexnord PMC business”) and the acquisition of Arrowhead Systems, LLC (“Arrowhead”) (together with the Proposed Acquisition and the merger with the Rexnord PMC business, the “Transactions”) within the expected time-frames or at all and to successfully integrate Altra, the Rexnord PMC business and Arrowhead; Regal Rexnord’s ability to identify and execute on future M&A opportunities, including significant M&A transactions; the impact of any such M&A transactions on Regal Rexnord’s results, operations and financial condition, including the impact from costs to execute and finance any such transactions; expected or targeted future financial and operating performance and results; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the Transactions; Regal Rexnord’s ability to retain key executives and employees; the continued financial and operational impacts of and uncertainties relating to the COVID-19 pandemic on customers and suppliers and the geographies in which they operate; uncertainties regarding the ability to execute restructuring plans within expected costs and timing; challenges to the tax treatment that was elected with respect to the acquisition of the Rexnord PMC business and related transactions; requirements to abide by potentially significant restrictions with respect to the tax treatment of the Rexnord PMC business which could limit Regal Rexnord’s ability to undertake certain corporate actions that otherwise could be advantageous; actions taken by competitors and their ability to effectively compete in the increasingly competitive global electric motor, drives and controls, power generation and power transmission industries; the ability to develop new products based on technological innovation, such as the Internet of Things, and marketplace acceptance of new and existing products, including products related to technology not yet adopted or utilized in geographic locations in which Regal Rexnord does business; dependence on significant customers; seasonal impact on sales of products into HVAC systems and other residential applications; risks associated with global manufacturing, including public health crises and political, societal or economic instability, including instability caused by the conflict between Russia and Ukraine; issues and costs arising from the integration of acquired companies and businesses and the timing and impact of purchase accounting adjustments; Regal Rexnord’s overall debt levels and its ability to repay principal and interest on its outstanding debt; prolonged declines in one or more markets, such as heating, ventilation, air conditioning, refrigeration, power generation, oil and gas, unit material handling, water heating and aerospace; economic changes in global markets, such as reduced demand for products, currency exchange rates, inflation rates, interest rates, recession, government policies, including policy changes affecting taxation, trade, tariffs, immigration, customs, border actions and the like, and other external factors that Regal Rexnord cannot control; product liability, asbestos and other litigation, or claims by end users, government agencies or others that products or customers’ applications failed to perform as anticipated, particularly in high volume applications or where such failures are alleged to be the cause of property or casualty claims; unanticipated liabilities of acquired businesses; unanticipated adverse effects or liabilities from business exits or divestitures; unanticipated costs or expenses that may be incurred related to product warranty issues; infringement of intellectual property by third parties, challenges to intellectual property, and claims of infringement on third party technologies; effects on earnings of any significant impairment of goodwill; losses from failures, breaches, attacks or disclosures involving information technology infrastructure and data; cyclical downturns affecting the global market for capital goods; and other risks and uncertainties including, but not limited, to those described in the section entitled “Risk Factors” in Regal Rexnord’s Annual Report on Form 10-K on file with the SEC and from time to time in other filed reports including Regal Rexnord’s Quarterly Reports on Form 10-Q. For a more detailed description of the risk factors associated with Regal Rexnord, please refer to Part I, Item 1A in the Regal Rexnord Annual Report on Form 10-K for the fiscal year ended January 1, 2022 on file with the SEC and subsequent SEC filings. Shareholders, potential investors, and other readers are urged to consider these factors in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this release are made only as of the date of this release and Regal Rexnord undertakes no obligation to update any forward-looking information contained in this release or with respect to the announcements described herein to reflect subsequent events or circumstances.